EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated July 28, 2000, on the financial statements of Waters Instruments, Inc. (the "Registrant"), which report and statements appear in the Registrant's Annual Report on Form 10-KSB for the year ended June 30, 2000.



                                                     /s/McGLADREY & PULLEN, LLP



Rochester, Minnesota
February 9, 2001